UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2007

CHINA WEST COAL ENERGY INC.

(Exact name of registrant as specified in Charter)

Nevada	000-51753	75-2882833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 2205, Suite A, Zhengxin Building, No. 5, Gaoxin 1st Road, Gao Xin District,
Xi’an, Shaanxi Province, People’s Republic of China

(Address of Principal Executive Offices)

(029) 8209-1099

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “Company,” “CWCE” or the “Registrant” refer to China West Coal Energy Inc., a Nevada corporation.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 15, 2007, the Registrant’s Board of Directors, by unanimous written consent, approved a change of the Registrant’s fiscal year. The Registrant’s new fiscal year will begin on January 1 and end on December 31 of each year, and this change shall be applicable with the year ending December 31, 2006. The Registrant previously had a September 30 fiscal year end. The December 31 fiscal year end is also the fiscal year end of Hangson Limited, a British Virgin Islands company (“Hangson”), which the Registrant acquired as a result of a share exchange transaction that was completed in October 2006 and which was described in full detail in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2006. The Registrant’s acquisition of Hangson was accounted for as a “reverse acquisition” and thus the Registrant will not file a transition report in connection with the change of its fiscal year given the Registrant’s election to adopt Hangson’s fiscal year and that, for accounting purposes, Hangson is deemed to be the "accounting acquirer" in the reverse acquisition.

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2007	CHINA WEST COAL ENERGY INC.

	By:	/s/ Baowen Ren
Baowen Ren Chief Executive Officer